UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On April 23, 2013, an indirect wholly owned subsidiary of NorthStar Realty Finance Corp. (the “Company”), sent a notice to the issuer of N-Star Real Estate CDO II (the “CDO II Issuer”) exercising its option to redeem (the “Redemption”) all of the outstanding bonds issued by the CDO II Issuer (the “Bonds”).  The Company, through an indirect wholly owned subsidiary, owns approximately $71 million par amount of Bonds that it repurchased in the open market at an aggregate purchase price of approximately $36 million (the “Repurchased CDO II Bonds”).  The Company expects that the proceeds from the Redemption will repay all or substantially all of the Repurchased CDO II Bonds.

On the Redemption date, which is expected to be May 28, 2013, the CDO II Issuer intends to sell all of its collateral and repay all of the Bonds.  If the Redemption is completed, the Company will deconsolidate N-Star Real Estate CDO II.  There is no assurance that the Redemption will be completed on the terms anticipated, if at all.

Safe Harbor Statement

Certain items in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “expect,” “intent,” “anticipates” and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, those described in the documents the Company has filed with the United States Securities and Exchange Commission as well whether the Redemption is completed on the terms anticipated, if at all, as a result of the proceeds of the sale of the collateral being insufficient to repay all of the Bonds (plus accrued interest, certain costs and expenses) or otherwise. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: April 24, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary